                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 25, 1995



                    PENNSYLVANIA POWER & LIGHT COMPANY
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)



         PENNSYLVANIA                   1-905               23-0959590
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)



      TWO NORTH NINTH STREET, ALLENTOWN, PA.               18101-1179
___________________________________________________________________________
     (Address of principal executive offices)              (Zip Code)



Registrant's telephone number,including area code 610-774-5151



___________________________________________________________________________
      (Former name or former address, if changed since last report.)



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Item 4.	Changes in Registrant's Certifying Accountant

	Based upon a recommendation of its Audit Committee, the Board of Directors of Pennsylvania Power & Light Company (the "Company") decided on January 25, 1995 that Deloitte & Touche LLP ("Deloitte") would not be retained as the Company's independent auditors for 1995. The Company is in the process of selecting a new auditor.

	The auditors' reports of Deloitte on the Company's financial statements for each of the two most recent fiscal years reported upon, ending December 31, 1993, did not contain any adverse opinion or disclaimer of opinion, nor were the reports modified or qualified in any manner.

	During those two fiscal years and the period from December 31, 1993 to the date of this Form 8-K, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. During this period, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

	The Company requested Deloitte to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and
Exhibits

	(c)	Exhibits

	16	Letter from Deloitte & Touche LLP dated February 1, 1995
regarding the change in certifying accountant.

                                SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PENNSYLVANIA POWER & LIGHT COMPANY


                                            /s/ R. E. Hill
                                  by_____________________________
                                               R. E. Hill
                                         Senior Vice President-
                                               Financial

Date:  February 1, 1995